Exhibit 99.7

JOINDER AND AMENDMENT AGREEMENT

          THIS JOINDER AND AMENDMENT AGREEMENT (this “Agreement”) is executed as of December 21, 2007 by Verso Backhaul Solutions, Inc., a Georgia corporation (“Joining Party”), Verso Technologies, Inc., a Minnesota corporation (the “Company”), and delivered to Laurus Master Fund, Ltd., a Cayman Islands company (“Laurus”). Except as otherwise defined herein, terms used herein and defined in the Security Agreement (as defined below) shall be used herein as therein defined.

W I T N E S S E T H:

                    WHEREAS, the Company, certain Subsidiaries of the Company and Laurus have entered into a Security Agreement, dated as of September 20, 2006 (as amended, modified or supplemented from time to time, the “Security Agreement”), providing for the issuance of the Notes and the Warrant and the execution of the Ancillary Agreement referred to in the Security Agreement;

                    WHEREAS, Laurus has assigned all of its rights, title and interest in and to a portion of the Loans made pursuant to the Tranche A Note to Valens U.S. SPV I, LLC and Valens Offshore SPV II, Corp. (together, “Valens”) pursuant to that certain Assignment of Loans, Liens and Documents dated as of the date hereof among Laurus and Valens;

                    WHEREAS, the Joining Party is a direct or indirect Subsidiary of the Company and desires, or is required pursuant to the provisions of the Security Agreement, to become an Eligible Subsidiary under the Security Agreement and a Grantor under the Intellectual Property Security Agreement dated as of September 20, 2006 made by the Company, Telemate.Net Software, Inc., Verso Verilink, LLC and sentitO Networks, Inc. (“sentitO”) in favor of Laurus (the “Intellectual Property Security Agreement”);

                    WHEREAS, the Company desires, or is required pursuant to the provisions of the Security Agreement, to pledge all of its equity interests in the Joining Party as collateral for the Obligations (as defined in the Stock Pledge Agreement dated as of September 20, 2006 between the Company and Laurus (the “Pledge Agreement”)) pursuant to the terms of the Pledge Agreement;

                    NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Joining Party, the receipt and sufficiency of which are hereby acknowledged, the Joining Party hereby makes the following representations and warranties to Laurus and hereby covenants and agrees with Laurus, its successors and assigns, as follows:

          NOW, THEREFORE, the Joining Party agrees as follows:

          1. By this Agreement, the Joining Party becomes (i) an Eligible Subsidiary for all purposes under the Security Agreement and (ii) a Grantor under the Intellectual Property Security Agreement.

          2. Each of the Company and the Joining Party agrees that, upon the Joining Party’s execution hereof, the Joining Party will become an Eligible Subsidiary under, and as defined in, the Security Agreement, and will be bound by all terms, conditions and duties applicable to an Eligible Subsidiary under the Security Agreement. Without limitation of the foregoing and in furtherance thereof, as security for the due and punctual payment of the Obligations, the Joining Party hereby pledges, hypothecates, assigns, transfers, sets over and delivers to Laurus and grants to Laurus a security interest in all Collateral, if any, now owned or, to the extent provided in the Security Agreement, hereafter acquired by it

          3. Each of the Company and the Joining Party agrees that, upon the Joining Party’s execution hereof, the Joining Party will become a Grantor under, and as defined in, the Intellectual Property Security Agreement, and will be bound by all terms, conditions and duties applicable to a Grantor under the Intellectual Property Security Agreement. Without limitation of the foregoing and in furtherance thereof, as security for the due and punctual payment of the Obligations (as defined in the Intellectual Property Security Agreement), the Joining Party hereby pledges, hypothecates, assigns, transfers, sets over and delivers to Laurus grants to Laurus a security interest in all Intellectual Property Collateral (as defined in the Intellectual Property Security Agreement), if any, now owned or, to the extent provided in the Intellectual Property Security Agreement, hereafter acquired by it.

          4. In connection with the grants by the Joining Party, pursuant to paragraphs 2 and 3 above, of a security interest in all of its right, title and interest in the Collateral and the Intellectual Property Collateral (as defined in the Intellectual Property Security Agreement) in favor of Laurus, the Joining Party (i) agrees to execute (if necessary) and deliver to Laurus such financing statements, in form acceptable to Laurus, as Laurus may request or as are necessary or desirable in the opinion of Laurus to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral (as defined in each of the Master Security Agreement) owned by the Joining Party, (ii) authorizes Laurus to file any such financing statements without the signature of the Joining Party where permitted by law (such authorization includes a description of the Collateral as “all assets and all personal property, whether now owned and/or hereafter acquired” of the Joining Party (or any substantially similar variation thereof)) and (iii) agrees to execute and deliver to Laurus assignments of United States trademarks, patents and copyrights (and the respective applications therefor) to the extent requested by Laurus.

          5. Without limiting the foregoing, the Joining Party hereby makes and undertakes, as the case may be, each covenant, representation and warranty made by, and as (i) each Eligible Subsidiary pursuant to the Security Agreement, and (ii) each Grantor pursuant to the Intellectual Property Security Agreement, in each case as of the date hereof (except to the extent any such representation or warranty relates solely to an earlier date in which case such representation and warranty shall be true and correct as of such earlier date), and agrees to be bound by all covenants, agreements and obligations of a an Eligible Subsidiary and Grantor pursuant to the Security Agreement and the Intellectual Property Security Agreement, respectively, and all other Related Agreements to which it is or becomes a party.

          6. Each of Schedules 7(c), 7(p), 12(b), 12(c), 12(f), 12(g), 12(h), 12(i), 12(j), 12(l), 12(m), 12(n) and 12(aa) of the Security Agreement is hereby amended by supplementing such Schedule with the information for the Joining Party contained on Schedules 7(c), 7(p), 12(b),

12(c), 12(f), 12(g), 12(h), 12(i), 12(j), 12(l), 12(m), 12(n) and 12(aa) attached hereto as Annex I. Schedule A to the Stock Pledge Agreement is hereby amended by supplementing such Schedule with the information for the Joining Party contained on Schedule A attached hereto as Annex II. In addition, Schedules I, II and III to the Intellectual Property Security Agreement is hereby amended by supplementing such Schedule with the information for the Joining Party contained on Schedules I, II and III attached hereto as Annex III.

          7. The Joinder Agreement entered into April 17, 2007 between sentitO and Laurus is hereby amended by (a) adding a new “whereas” clause following the second “whereas” clause therein which shall read as follows:

          WHEREAS, the Company desires, or is required pursuant to the provisions of the Security Agreement, to pledge all of its equity interests in the Joining Party as collateral for the Obligations (as defined in the Stock Pledge Agreement dated as of September 20, 2006 between the Company and Laurus (the “Pledge Agreement”)) pursuant to the terms of the Pledge Agreement;

and (b) to change each reference to sentitO being added as a new “Pledgor” under the Pledge Agreement therein to sentitO being added as a new “Issuer” under the Pledge Agreement.

          8. This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns, provided, however, the Joining Party may not assign any of its rights, obligations or interest hereunder or under the Security Agreement or any Ancillary Agreement without the prior written consent of Laurus or as otherwise permitted by the Security Agreement or any Ancillary Agreement. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

          9. From and after the execution and delivery hereof by the parties hereto, this Agreement shall constitute an “Ancillary Agreement” for all purposes of the Security Agreement and the Ancillary Agreements.

          10. The effective date of this Agreement is December 21, 2007.

[Signatures appear on the following pages.]

          IN WITNESS WHEREOF, the Joining Party has caused this Agreement to be duly executed as of the date first above written.

VERSO BACKHAUL SOLUTIONS, INC.

By:	/s/ Martin D. Kidder

Name: Martin D. Kidder
Title: President

Accepted and Acknowledged by:

LAURUS MASTER FUND, LTD.

By:

Name:

Title:

VALENS U.S. SPV I, LLC

By:

Name:

Title:

VALENS OFFSHORE SPV II, CORP.

By:

Name:

Title:

VERSO TECHNOLOGIES, INC.

By:	/s/ Martin D. Kidder

Name:	Martin D. Kidder

Title:	CFO

TELEMATE.NET SOFTWARE, INC.

By:	/s/ Martin D. Kidder

Name:	Martin D. Kidder

Title:	President

[Signatures continue on the following page.]

VERSO VERILINK, LLC

By:	/s/ Martin D. Kidder

Name:	Martin D. Kidder

Title:	President

SENTITO NETWORKS, INC.

By:	/s/ Martin D. Kidder

Name:	Martin D. Kidder

Title:	President

ANNEX I

[Intentionally Omitted]

ANNEX II

[Intentionally Omitted]

ANNEX III

[Intentionally Omitted]